Exhibit 99.2 LPL Financial to Acquire Commonwealth Financial Network March 31, 2025 LPL Financial Member FINRA/SIPC

Notice to Investors: Safe Harbor Statement Certain of the statements included in this presentation, such as those regarding the completion of the acquisition of Commonwealth Financial Network (“Commonwealth”) by LPL Financial Holdings Inc. (together with its subsidiaries, including LPL Financial LLC, “LPL”) and the expected onboarding of assets and advisors associated therewith; the transition of Commonwealth’s business to LPL’s platform; the expected costs and benefits of the transaction, including future investment capacity, estimated onboarding and integration costs, retention rates, technology spend and estimated run-rate EBITDA* and Adjusted EPS* accretion as well as planned service enhancements; financing and capital management plans, including share repurchase activity, and their effect on LPL’s leverage and credit rating; LPL's plans to preserve Commonwealth's culture, brand and advisor experience and the synergies LPL expects to realize as a result of such transaction, our estimated addressable market, growth, plans, priorities, business strategies, capabilities and outlook, organic asset growth, future service offerings, target leverage ratio, constitute forward-looking statements within the meaning of federal securities laws. The words anticipates, assumes, believes, estimates, expects, intends, may, plans, predicts, projects, shall, should, will and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward- looking statements are made based on current expectations and beliefs concerning future developments and their potential effects upon Commonwealth, LPL or both. In particular, no assurance can be provided that the assets reported as serviced by financial advisors affiliated with Commonwealth (“Commonwealth Advisors”) will translate into assets serviced by LPL, that Commonwealth Advisors will transition registration to LPL, that institutions served by Commonwealth or Commonwealth Advisors will join LPL or that the benefits that are expected to accrue to Commonwealth, LPL and their respective advisors and stockholders as a result of the transaction described herein will materialize. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, including economic, legislative, regulatory, competitive and other factors, and there are certain important factors that could cause actual results or the timing of events to differ, possibly materially, from expectations or estimates expressed or implied in such forward-looking statements. Important factors that could cause or contribute to such differences include: the failure of the parties to satisfy the closing conditions applicable to the acquisition in a timely manner or at all, including obtaining the required regulatory approvals; disruptions to the parties’ businesses as a result of the announcement and pendency of the transaction; difficulties or delays in recruiting or transitioning Commonwealth Advisors to LPL, onboarding Commonwealth end-clients and businesses to LPL, or transitioning Commonwealth assets from their current third-party custodian to LPL; the inability of LPL to sustain revenue and earnings growth or to fully realize revenue or expense synergies or the other expected benefits of the transaction, which depend in part on LPL’s success in onboarding assets currently served by Commonwealth Advisors; disruptions to Commonwealth’s or LPL’s businesses due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with their respective financial advisors and their clients, employees, other business partners or governmental entities; the inability of LPL or Commonwealth to implement onboarding plans and other consequences associated with acquisitions; the choice by clients of Commonwealth Advisors not to open brokerage or advisory accounts at LPL; unforeseen liabilities arising from the acquisition of Commonwealth; changes in general economic and financial market conditions, including retail investor sentiment; fluctuations in the value of assets under custody; and the effects of competition in the financial services industry, including competitors’ success in recruiting Commonwealth Advisors. Certain additional important factors that could cause actual results or the timing of events to differ, possibly materially, from expectations or estimates expressed or implied in such forward-looking statements can be found in the “Risk Factors” and “Special Note Regarding Forward Looking Statements” sections included in LPL’s most recent Annual Report on Form 10-K and in subsequent filings with the Securities and Exchange Commission. Except as required by law, LPL specifically disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this presentation, and you should not rely on those statements as representing LPL’s views as of any date subsequent to the date of this presentation. LPL Financial Member FINRA/SIPC 2

Notice to Investors: Non-GAAP Financial Measures This presentation includes certain financial measures which are not presented in accordance with U.S. generally accepted accounting principles ( GAAP ), including Adjusted EPS, Adjusted Net Income, Gross Profit, EBITDA, Adjusted EBITDA and Credit Agreement EBITDA. These non-GAAP financial measures may exclude items that are significant to understanding and assessing the Company's financial results. These non-GAAP financial measures supplement the Company's GAAP disclosures, are subject to inherent limitations, and should not be considered in isolation or as an alternative to the GAAP measure. The Company's presentation of these non- GAAP measures may not be comparable to similarly titled measures used by other companies. Management believes that presenting certain non-GAAP financial measures by excluding or including certain items can be helpful to investors and analysts who may wish to use this information to analyze LPL’s current performance, prospects and valuation. Management uses this non-GAAP information internally to evaluate operating performance and in formulating the budget for future periods. Management believes that the non-GAAP financial measures and metrics discussed herein are appropriate for evaluating the performance of LPL. Specific non-GAAP financial measures have been marked with an asterisk (*) within this presentation. Reconciliations and calculations of such measures can be found in the appendix of this presentation. Adjusted EPS is defined as adjusted net income, a non-GAAP measure defined as net income plus the after-tax impact of amortization of other intangibles, acquisition costs, certain regulatory charges, losses on extinguishment of debt and amounts related to the departure of the Company’s former Chief Executive Officer, divided by the weighted average number of diluted shares outstanding for the applicable period. The Company presents adjusted net income and adjusted EPS because management believes that these metrics can provide investors with useful insight into the Company’s core operating performance by excluding non-cash items, acquisition costs and certain other charges that management does not believe impact the Company’s ongoing operations. Adjusted net income and adjusted EPS are not measures of the Company's financial performance under GAAP and should not be considered as alternatives to net income, earnings per diluted share or any other performance measure derived in accordance with GAAP. For a reconciliation of net income and earnings per diluted share to adjusted net income and adjusted EPS, please see the appendix of this presentation. We refer to adjusted EPS presented on a forward-looking basis as run-rate adjusted EPS. LPL does not provide net income, the closest GAAP measure, on a forward-looking basis because it contains certain components, such as taxes, over which LPL cannot exercise control. Accordingly, a reconciliation of LPL's net income to run-rate adjusted EPS cannot be made available without unreasonable effort. Gross profit is calculated as total revenue less advisory and commission expense; brokerage, clearing and exchange expense; and market fluctuations on employee deferred compensation. All other expense categories, including depreciation and amortization of property and equipment and amortization of other intangibles, are considered general and administrative in nature. Because the Company’s gross profit amounts do not include any depreciation and amortization expense, the Company considers gross profit to be a non-GAAP financial measure that may not be comparable to similar measures used by others in its industry. Management believes that gross profit can provide investors with useful insight into the Company’s core operating performance before indirect costs that are general and administrative in nature. For a calculation of gross profit, please see the appendix of this presentation. EBITDA is defined as net income plus interest expense on borrowings, provision for income taxes, depreciation and amortization, and amortization of other intangibles. Adjusted EBITDA is defined as EBITDA, a non-GAAP measure, plus acquisition costs, certain regulatory charges, amounts related to the departure of the Company's former Chief Executive Officer and losses on extinguishment of debt. LPL presents EBITDA and adjusted EBITDA because management believes that it can be a useful financial metric in understanding LPL’s earnings from operations. EBITDA and adjusted EBITDA are not measures of LPL's financial performance under GAAP and should not be considered as an alternative to net income or any other performance measure derived in accordance with GAAP. For a reconciliation of net income to EBITDA and adjusted EBITDA, please see the appendix of this presentation. We refer to EBITDA presented on a forward-looking basis as run-rate EBITDA. LPL does not provide net income, the closest GAAP measure, on a forward-looking basis because it contains certain components, such as taxes, over which LPL cannot exercise control. Accordingly, a reconciliation of LPL's net income to run-rate EBITDA cannot be made available without unreasonable effort. Credit Agreement EBITDA is defined in, and calculated by management in accordance with, the Company's amended and restated credit agreement (“Credit Agreement”) as “Consolidated EBITDA,” which is consolidated net income (as defined in the Credit Agreement) plus interest expense on borrowings, provision for income taxes, depreciation and amortization, and amortization of other intangibles, and is further adjusted to exclude certain non-cash charges and other adjustments, including unusual or non-recurring charges and gains and to include future expected cost savings, operating expense reductions or other synergies from certain transactions. The Company presents Credit Agreement EBITDA because management believes that it can be a useful financial metric in understanding the Company’s debt capacity and covenant compliance under its Credit Agreement. Credit Agreement EBITDA is not a measure of the Company's financial performance under GAAP and should not be considered as an alternative to net income or any other performance measure derived in accordance with GAAP. For a reconciliation of net income to Credit Agreement EBITDA, please see the appendix of this presentation. LPL Financial Member FINRA/SIPC 3

Transaction Summary

Transaction Overview

- LPL to acquire 100% of Commonwealth Financial Network in an equity acquisition
- Signed on March 28 and anticipate closing in the second half of 2025, subject to regulatory approvals and other customary closing conditions
- LPL expects to onboard Commonwealth Advisors and client assets onto its platform in mid-2026

Business Overview

- Commonwealth supports ~2,900 independent financial advisors in the U.S., managing ~$285B of brokerage and advisory assets[†]
- Asset mix is ~75% advisory and ~25% brokerage, with client cash sweep balances of ~$6B[†]
- Commonwealth has developed a loyal advisor base and has garnered numerous industry accolades, including 11 consecutive first place J.D. Power awards for Independent Advisor Satisfaction

Strategic Rationale

- Provides Commonwealth's advisors and their clients with access to LPL's differentiated capabilities and technology
- Increases LPL's scale and capacity to invest in capabilities, technology and service to help advisors serve their clients and differentiate in the marketplace
- LPL plans to develop Office of Advisor Advocacy to leverage Commonwealth's differentiated service model and elevate the experience for all LPL advisors

Capital Structure

- LPL anticipates financing this transaction through a combination of corporate cash, debt[‡] and equity
- To maintain a strong and flexible capital position, we plan to pause share repurchases, resulting in pro-forma net leverage within management's target leverage range of 1.5x to 2.5x
- We are committed to maintaining our investment grade rating

Purchase Price

- Transaction structured as an equity purchase with a price of ~$2.7B
- Estimated run-rate EBITDA* multiple of ~8.0x[‡‡]

Shareholder Value Creation

- Estimated low single-digit accretion to run-rate Adjusted EPS* by end of 2026[‡‡]
- Estimated run-rate EBITDA* accretion of ~$415M+[§] when fully ramped
- Estimated onboarding and integration costs of ~$485M[§§]

† As of 12/31/2024
‡ LPL has secured a bridge financing commitment for the majority of the purchase price, which will be reduced upon receipt of proceeds from longer term financing options
‡‡ Based on unaudited preliminary financial information of Commonwealth for the year ended December 31, 2024
§ Estimated run-rate EBITDA* accretion of ~$415M based on Commonwealth Advisors' assets as of 12/31/24 and ~90% retention; increases with higher levels of asset retention; and is burdened by amortization from transition assistance loans. Based on unaudited preliminary financial information of Commonwealth for the year ended December 31, 2024.
§§ Estimated onboarding and integration costs are based on 90% retention. In addition, estimated technology spend of $155M will be capitalized and amortized over time.

LPL Financial Member FINRA/SIPC 4

Commonwealth Financial Network at-a-glance

Overview of Commonwealth
Commonwealth is the **largest independently owned wealth management firm** in the U.S. and a **top five** independent broker-dealer†
Commonwealth is the **standard-bearer for advisor satisfaction** through its differentiated **high-touch service model**, with dedicated advisor teams and established support infrastructure

Key Metrics‡	
~2,900 *Advisors*	**~$285B** *Assets Under Management (AUM)*
98% *Advisor Retention§*	**~11%** *AUM CAGR§§*
75% *Advisory Assets*	**~$6B** *Cash Balances*

† Ranking based on total assets under management; 2024 Cerulli reports
‡ As of 12/31/2024, unless otherwise noted
§ Average advisor headcount retention from 2020-2024
§§ Reflects 5-year CAGR from 2019-2024

LPL Financial Member FINRA/SIPC 5

Commonwealth has a highly complementary advisor offering Like-minded culture with a focus on advisor satisfaction The standard bearer for independent advisor satisfaction †‡ 2024 J.D. Power Results Advisor Headcount Retention J.D. Power ranks Commonwealth nd Commonwealth vs. 2 Place Firm and Peer Average #1 in Independent Advisor ~98% over the last five years Satisfaction +125 points above nd Among Financial Investment Firms 2 place 819 98% 98% 98% 98% 98% 694 11 611 Consecutive First Place J.D. Power Awards Commonwealth 2nd Place Firm Segment Average 2020 2021 2022 2023 2024 † 2024 U.S. Financial Advisor Satisfaction Study; based on a 1,000-point scale LPL Financial Member FINRA/SIPC 6 ‡ Average advisor headcount retention from 2020-2024

We will leverage Commonwealth to elevate the experience for all LPL advisors We will preserve Commonwealth’s unique Commonwealth’s advisors will benefit from LPL’s As part of the transaction, LPL will culture, brand and advisor experience industry-leading scale and onboarding experience establish an Office of Advisor Advocacy ➢ Respected throughout the ➢ LPL’s capacity to invest in: wealth management industry ➢ Commonwealth CEO Wayne Bloom will Industry- oversee development of the new office, as a standard-bearer for ✓ Capabilities Brand Leading service excellence harnessing decades of learning at ✓ Technology Scale Commonwealth to help elevate the ➢ We will maintain the ✓ Service experience for all LPL advisors Commonwealth brand ➢ A culture that prioritizes ➢ This will be achieved through: ➢ Competitive and simplified payout exemplary client service grid Service and Competitive ➢ The recipient of 11 consecutive ➢ Competitive transition assistance to ✓ Establishment of comprehensive Support Economics J.D. Power awards for #1 in support advisors financially through advisor feedback mechanism Independent Advisor onboarding Satisfaction ✓ Increased accountability in reducing ➢ Commonwealth CEO Wayne ➢ Limited repapering, specialized advisor pain points Bloom will join LPL’s leadership transition teams, personalized Simplified team outreach and onboarding guidance Leadership Onboarding ➢ Commonwealth founder Joe ➢ Commonwealth Advisors will have ✓ Serving as a trusted resource to Process Deitch will assume an advisory flexibility in how they affiliate and advisors role to LPL’s Board of Directors partner with LPL LPL Financial Member FINRA/SIPC 7

Commonwealth extends our leading position across the advisor-oriented channel ‡ Acquisition of Commonwealth enhances our scale across the retail advisor-mediated market ◼ Institutions ‡§§ Retail Advisor-Mediated Market ◼ Employee Channel ◼ RIA ~16% ◼ Traditional Independent ~$33T Increase ~$2,025B Pro Forma: ~$5T 5.2% ~$30T ~6.0% ~$1,740B 0.8% ~$25T ~$20T ~$16T◼ LPL ◼ Commonwealth ~$33T ~$15T ~$10T ~$8T ~$5T ~$4T ~$0T LPL Total Brokerage Pro Forma Total Brokerage 2023 † †§ and Advisory Assets and Advisory Assets † As of 12/31/2024 ‡ Estimated market sizing based on 2024 Cerulli reports. See endnote (1) for additional detail. § Calculated as the sum of total brokerage and advisory assets of LPL and total brokerage and advisory assets of Commonwealth as of 12/31/2024, without any other adjustments LPL Financial Member FINRA/SIPC 8 §§ F ig ur e s p r e s e nt e d r e f l e ct t o t a l a s s e t s unde .r management of LPL and Commonwealth as of 12/31/2024

M&A† is a key part of our strategy, and complements our organic growth

Growth potential from consolidation

- Our scale, capabilities and economics give us **competitive advantage in M&A** in independent markets and employee channels
- Rising cost and complexity is making it **harder for smaller players** to effectively compete
- **We believe consolidation can drive value creation** by adding scale and increasing our capacity to invest in capabilities



Size of bubble corresponds with AUM
NPH
August 2017
~$70B of assets
~1,900 advisors
Allen & Company
August 2019
~$3B of assets
~30 advisors
Lucia
August 2020
~$1.5B of assets
~20 advisors
E.K. Riley
August 2020
~$2B of assets
~30 advisors
Waddell & Reed
April 2021
~$74B of assets
~900 advisors
FRG
January 2023
~$40B of assets
~800 advisors
Boenning & Scattergood
January 2023
~$4B of assets
~30 advisors
Atria Wealth Solutions‡
October 2024
~$110B of assets
~2,200 advisors
Crown Capital
April 2024
~$5B of assets
~125 advisors
Commonwealth§
Mid-2025
~$285B of assets
~2,900 advisors
The Investment Center
March 2025
~$7B of assets
~160 advisors
~$70B
~1,900 advisors
~$3B
~30 advisors
~$4B
~50 advisors
~$74B
~900 advisors
~$44B
~830 advisors
~$115B
~2,325 advisors
~$292B
~3,060 advisors
2017
2018
2019
2020
2021
2022
2023
2024
2025

† Includes both closed and pending acquisitions
‡ Assets and advisors as of 9/30/2024, assuming 100% retention
§ Assets and advisors as of 12/31/2024, assuming 100% retention

LPL Financial Member FINRA/SIPC 9

Acquisition strengthens our leading position to create shareholder value

Key Financial Considerations

- Estimated **low single-digit** accretion to run-rate Adjusted EPS* by end of 2026‡‡
- Estimated onboarding and integration costs of **~$485M**†
- Estimated technology spend of **~$155M**, which will be capitalized and amortized over time
- Estimated run-rate EBITDA* accretion of **~$415M+**‡ when fully ramped



Run-Rate EBITDA* Multiple‡‡:
~8.0x
~$3,340M
~$640M
$2,700M
Upfront Purchase Price
Onboarding & Integration Costs
Total Cost

Acquisition of Commonwealth drives meaningful EBITDA* accretion



~20%+ Accretion
~$2,526M+
~$415M+‡
$2,111M
LTM LPL EBITDA*§
Commonwealth EBITDA* Accretion
Pro Forma EBITDA*

† Estimated onboarding and integration costs are based on 90% retention.

‡ Estimated run-rate EBITDA* accretion of ~$415M based on Commonwealth Advisors' assets as of 12/31/24 and ~90% retention; increases with higher levels of asset retention; and is burdened by amortization from transition assistance loans. Following close of the transaction, acquired base-line EBITDA* is expected to be ~$120M. Based on unaudited preliminary financial information of Commonwealth for the year ended December 31, 2024.

§ LPL's LTM EBITDA* includes results for the twelve months ending 12/31/24 and is a non-GAAP measure. A reconciliation of LTM net income to LTM EBITDA* appears in the appendix of this presentation.

‡‡ Based on unaudited preliminary financial information of Commonwealth for the year ended December 31, 2024

LPL Financial Member FINRA/SIPC 10

We estimate an annual EBITDA* benefit of ~$415M when fully ramped



Q1 2025
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026
Q4 2026
Transaction Signed
Expected Closing
Advisors Onboarded
Transaction Signing and Closing
Advisor Transition Planning and Training
Operating Model / Advisor Onboarding
Advisor Recruiting
Onboarding and Integration Costs
Key Steps to EBITDA* Ramp
1
PREPARE - Add resources to receive Commonwealth Advisors prior to onboarding
2
ONBOARD - Realize Gross Profit* benefit after onboarding†
3
INTEGRATE - Expense synergies materialize†
Acquired Base-Line EBITDA* ~$120M
EBITDA* and Adjusted EPS* Benefit Ramp† ~$415M

† Upon close of the transaction, acquired base-line EBITDA* is expected to be ~$120M. Following completion of onboarding and integration of Commonwealth, revenue and expense synergies are expected to result in run-rate EBITDA* of ~$415M. Based on unaudited preliminary financial information of Commonwealth for the year ended December 31, 2024.

LPL Financial Member FINRA/SIPC 11

Financing and Leverage Overview (2) Pro Forma Leverage Ratio Key Priorities LPL anticipates financing this transaction with a 2.5x ✓ combination of corporate cash, debt and equity At closing, we expect to be above the midpoint ~1.89X of management’s target leverage range of 1.5x ~2.25x ✓ to 2.5x, with a near-term path to reduce leverage to the midpoint of the range 1.5x Maintaining a strong balance sheet is critical to ✓ our strategy and a key consideration for advisors We are committed to maintaining our investment grade rating and continuing to ✓ improve our positioning † Q4'24 Leverage Ratio Pro Forma Leverage Ratio at Closing † Based on unaudited preliminary financial information of Commonwealth for the year ended December 31, 2024. LPL Financial Member FINRA/SIPC 12

Appendix

Reconciliation Gross Profit* Gross profit* is a non-GAAP financial measure. Please see a description of gross profit* under “Non-GAAP Financial Measures” on page 3 of this presentation for additional information. Below is a calculation of gross profit* for the periods presented herein: $ in millions 2024 (3) Total revenue $12,385 Advisory and commission expense 7,751 Brokerage, clearing and exchange expense 128 Employee deferred compensation 5 (3) Gross Profit $4,501 Adjusted EPS* and Adjusted Net Income* Adjusted EPS* and adjusted net income* are non-GAAP financial measures. Please see a description of adjusted EPS* and adjusted net income* under “Non-GAAP Financial Measures” on page 3 of this presentation for additional information. Below are reconciliations of net income and earnings per diluted share to adjusted net income* and adjusted EPS* for the periods presented herein: 2024 in millions, except per share data Amount Per Share Net income / earnings per diluted share $1,059 $14.03 Amortization of other intangibles 135 1.79 (4) Acquisition costs 106 1.40 (5) Regulatory charges 18 0.24 (6) Departure of former Chief Executive Officer (14) (0.19) Loss on extinguishment of debt 4 0.05 Tax benefit (62) (0.82) Adjusted net income / adjusted EPS $1,245 $16.51 Average diluted share count 75.4 LPL Financial Member FINRA/SIPC 14 Note: Totals may not foot due to rounding

Reconciliation Net Income to EBITDA*, Adjusted EBITDA* and Credit Agreement EBITDA* EBITDA*, Adjusted EBITDA* and Credit Agreement EBITDA* are non-GAAP financial measures. Please see a description of EBITDA*, Adjusted EBITDA* and Credit Agreement EBITDA* under “Non-GAAP Financial Measures” on page 3 of this presentation for additional information. Below are reconciliations of the Company’s net income to EBITDA*, Adjusted EBITDA* and Credit Agreement EBITDA* for the periods presented herein: $ in millions 2024 Net income $1,059 Interest expense on borrowings 274 Provision for income taxes 334 Depreciation and amortization 309 Amortization of other intangibles 135 EBITDA $2,111 (4) Acquisition costs 106 (5) Regulatory charges 18 (6) Departure of former Chief Executive Officer (14) Loss on extinguishment of debt 4 Adjusted EBITDA $2,224 2024 EBITDA $2,111 Credit Agreement adjustments (4)(5) Acquisition costs and other 224 Employee share-based compensation 89 (7) M&A accretion 235 Advisor share-based compensation 3 Loss on extinguishment of debt 4 Credit Agreement EBITDA $2,665 Total debt 5,517 Total corporate cash 479 Credit Agreement Net Debt $5,038 Leverage Ratio 1.89x LPL Financial Member FINRA/SIPC 15 Note: Totals may not foot due to rounding

Endnotes (1) Estimated market sizing based on 2024 Cerulli reports, unless otherwise noted. Below are reconciliations of each market: Traditional Market RIA Market Employee Channel Institution Channel Independent B/D Hybrid RIA National & Regional B/D Insurance B/D Independent RIA Wirehouse Bank Trust (-) Adj. to avoid double-counting Boutique B/D Product Manufacturers* Boutique B/D* Retail bank B/D (-) Adj. to Retail bank B/D: Chase & Wells Fargo * Estimated market sizing based on LPL estimates. Product Manufacturers defined as fund companies with an adjacent traditional wealth management business serving individuals. Boutique B/D defined as National & Regional B/Ds with less than $50B AUM, which we view as an Institution market opportunity (2) The company calculates its leverage ratio as total debt less total corporate cash, divided by Credit Agreement EBITDA* for the trailing twelve months. (3) The departure of the Company's former Chief Executive Officer resulted in other income of $26.4 million during the three months ended December 31, 2024 related to the clawback of share-based compensation awards. (4) Acquisition costs include the costs to setup, onboard and integrate acquired entities and other costs that were incurred as a result of the acquisitions. The below table summarizes the primary components of acquisition costs for the periods presented: $ in millions 2024 (8) Fair value mark on contingent consideration $42 Professional services 21 Compensation and benefits 35 Promotional 7 Other 1 Acquisition costs $106 (5) Regulatory charges for the year ended December 31, 2024 include charges related to a settlement with the SEC to resolve the Company's civil investigation of certain elements of the Company’s Anti-Money Laundering ( AML ) compliance program. The Company has recorded an $18.0 million charge for the quarter ended September 30, 2024 and reached a settlement with the staff of the SEC and paid the civil monetary penalty in January 2025. (6) The departure of the Company's former Chief Executive Officer resulted in other income of $26.4 million related to the clawback of share-based compensation awards which was offset by share-based compensation expense of $12.0 million related to the modification of certain stock options that were retained as per the settlement agreement that the Company reached with the former Chief Executive Officer. (7) M&A accretion is an adjustment to reflect the annualized expected run rate EBITDA* of an acquisition as permitted by the Credit Agreement for up to eight fiscal quarters following the close of the transaction. (8) Represents a fair value adjustment to our contingent consideration liabilities that is reflected in other expense in the consolidated statements of income. LPL Financial Member FINRA/SIPC 16